UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 24, 2017
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Avenue, Suite 1200, Irvine, CA		92,614
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(949) 864-8000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 24, 2017, Pacific Premier Bancorp, Inc. ("PPBI") issued a press release setting forth PPBI's third quarter 2017 unaudited financial results.  A copy of PPBI’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of PPBI under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

ITEM 8.01. OTHER EVENTS

The only information contained in this Form 8-K being filed for the purposes of Rule 425 the Securities Act of 1933, as amended, is the information relating solely to the proposed merger between the Company and Plaza Bancorp contained in the press release attached as Exhibit 99.1, which information is incorporated by reference into this Item 8.01.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press Release dated October 24, 2017 with respect to the Registrant's unaudited financial results for the third quarter and year-to-date ended September 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	October 24, 2017	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
Chairman, President & Chief Executive Officer